Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 33 - Subsequent Events

A.	On March 13, 2019, Bezeq’s Board of Directors approved a resolution of the Board of Directors of DBS to approve a plan for migration from satellite broadcasts to broadcasts over the internet, in a gradual, process that is expected to continue over several years.

B.	On March 14, 2019, DBS signed a collective arrangement with the Histadrut Federation of Labor and the employees’ representatives regarding retrenchment and synergy procedures, commencing on June 1, 2010 until December 31, 2021 (“the Arrangement”). During the term of the arrangement, DBS will be entitled to terminate the employment of up to 325 employees and employees who are not included in the retirement plan will receive a one-time grant. The estimated cost of the Arrangement is NIS 68, assuming full exercise of the rights of DBS to retrench and the fulfilment of conditions for providing additional financial benefits to the employees. In addition, according to the Arrangement, DBS may also retrench by not recruiting employees to replace employees whose employment has terminated.

C.	On March 27, 2019, Bezeq Board of Directors approved the filing of an application for a permit to publish a prospectus for completion, based on its financial statements as at December 31, 2018, together with a first draft of a prospectus that includes an option for an exchange tender offer for Bezeq traded debentures and the issuance of new debentures of the Bezeq.

D.	In March 2019, the Company announced that the aggregate material decline in the assets and the accounting equity of the company is expected to be in a cumulative range of NIS 700-800 (as a result of all the write downs to date).

The Company’s Board of Directors decided at its meeting held on the evening of March 19, 2019, that as a result of the foregoing to enter into a dialogue with the holders of its debentures in order to examine financial possibilities for strengthening the Company’s shareholders’ equity or to obtain adjustments to the current Deeds of Trust governing the debentures.

The Company’s Board of Directors further determined to withhold payments to its financial creditors until such agreements are finalized. This withholding led to significant discussions with its debenture holders who are now being consulted on every future move of the Company while attempts to resolve the current financial predicament.

In view of the above circumstances, the Company decided to classify the non-current portion of its debentures as current maturities in the financial statements, taking into account the following reasons:

In the Company’s position, if the events described above were known to Internet Gold and B Communications on December 31, 2018 it would result in the immediate repayment of the Company’s debentures - at that time, due to the following:

1.	The “deep” violation of covenants and a significant deterioration that couldn’t be “cured” within a period of a few months.

2.	The above circumstances are in fact a material deterioration and a presumption that such deterioration constitute grounds for the repayment of the debt. For example, in the current market conditions and those that prevailed in December 2018, capital raising that would have enabled the “cure” of the covenants of the Company, i.e. about NIS 400, would be an uncertain challenge and not necessarily applicable in a short period of time.

3.	In addition, if the above events were known in December 2018 and would have been reported to the public, it is reasonable to assume that the Company would have encountered a clear difficulty in raising cash to remedy the violations within a reasonable time.

4.	In addition, during December 2018, Internet Gold was at the peak of a “process” for the sale of its shares in the Company, and it is reasonable to assume that the above events would at least have caused a material change in the prospects and a reduction in the consideration to be paid for the Company’s shares, which would have led to the establishment of grounds for default and early repayment cause with the debenture holders.

For example, in January 2019, Internet Gold reported receipt of offers for B Communications shares in an amount that was insufficient for the Company to pay its liabilities, even before the events described above were known. Had these above-mentioned events been reported in December, it is reasonable to assume that the proposals would have been significantly lower or even delayed or cancelled.

These significant accounting and economic events could not be cured within a reasonable time period or within the healing period, even if they were known on December 31, 2018.

E.	During January 2019, Midroog downgraded the rating of the Company’s debentures (Series B and C) twice by two notches from A2.il to Baa2.il and retained the rating outlook of credit review with negative implications.

In March 2019, following the decision of the Company’s Board of Directors decision to withhold payments to its financial creditors, Midroog downgraded the rating of the debentures (Series B and C) from Baa2.il to Caa2.il and changed the rating outlook to credit review with uncertain trajectory. The downgrades reflect Midroog’s assessment of a high certainty of default (as defined by Midroog standards).

According to the indenture of the Series C debentures, as a result of the rating downgrade mentioned above, the annual coupon of the Series C debentures will increase by 1% to 4.6%. In addition, as a result of the Company’s equity attributable to shareholders decrease to below the threshold of NIS 750 as mentioned in the indenture of the Series C debentures for two consecutive quarters starting December 31, 2018, the annual coupon of the Series C debentures will increase by additional 0.25% to 4.85%.

F.	On May 5, 2019, the Sakia property sale was completed and Bezeq received NIS 377 (including VAT), representing the entire balance of the consideration for the property. As a result, Bezeq is expected to record a capital gain in its financial statements for the second quarter of 2019. The capital gain that will be recorded under the assumption that Bezeq will be obliged to pay the full permit fees and improvement levy is NIS 250, compared with NIS 450 in case all of Bezeq’s claims in its objections are accepted. Bezeq is still assessing the capital gain to be recorded in its financial statements.

G.	For issuance of the Company’s ordinary shares after the balance sheet date, please refer to Note 25A.

H.	In April 2019, TRYMG International Communications Ltd. (formerly Zeevi International Communications Ltd.), a company owned by Mr. Gad Zeevi, as well as Searchlight Capital Partners, or SCP submitted two different and competitive offers for the purchase of Internet Gold’s shares in the Company and for additional investment in the Company. SCP offer was chosen by the holders of Internet Gold’s debentures for the purpose of promoting a transaction and received limited time exclusivity. Both offers are subject to various terms. While Internet Gold’s debenture holders decided to advance the SCP proposal (and grant SCP exclusivity), TRYMG submitted to the Company an offer for an investment of NIS 950 for issuance of the Company’s shares. The offer is subject to various terms. At this stage, the holders of the debentures of the two companies, and the companies themselves, examine the proposals.

SCP offer was due to expire on May 10, 2019, but following advanced negotiations among the Company, SCP and Internet Gold (as well as the debenture holders of the Company and Internet Gold), the deadline for approval of the transaction (as set by SCP) has been extended by a week (i.e. until May 17, 2019).

On May 14, 2019, an updated offer was received from SCP for the purchase of the controlling shares in the Company while executing a cash investment in the Company in the total amount of NIS 640. The offer is subject, inter alia, to the approval of the debenture holders of the Company and Internet Gold, as well as the Israeli Court. The transaction, if shall be executed, will include early repayments of the main principal payments of the Company’s debentures until the end of 2023 and shall include updated terms for the Series C debenture. Major part of the expected investment amount will be injected by Internet Gold to the Company against debt and equity. Subject to receiving the approvals of the debenture holders during, the partied will act in order to conduct detailed legal negotiations.

At this stage, this proposal is the main proposal promoted by the parties.